UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 29, 2009 (July 23, 2009)


                              ENOX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                          Commission File No. 000-53486

                                   26-0477124
                     (I.R.S. Employer Identification Number)

                              3849 West 13th Avenue
                              Vancouver, BC V6R 2S9
                                     Canada
                    (Address of principal executive offices)

                                 (604) 637-9744
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 23, 2009, the Board of Directors of Enox Biopharma, Inc. ("Enox," or the "Company") appointed Mr. Itamar David, age 29, as chief financial officer of the Company, effective as of July 23, 2009. No arrangements or understandings exist between Mr. David and any other person pursuant to which he was appointed as chief financial officer.

Since August 2006, Mr. David has been self-employed as a consultant to private and public companies. Mr. David provides consulting services related to acquisitions and financings for small- and medium sized private companies, and assists with due diligence and financial reporting for his clients. From 2001 to August 2006, Mr. David served as an independent consultant to private companies in the field of design, development and implementation of computer-based information systems, particularly software applications.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENOX BIOPHARMA, INC.


Date: July 29, 2009                    By: /s/ Prof. Yossef Av-Gay
                                          --------------------------------------
                                          Prof. Yossef Av-Gay
                                          President and Chief Executive Officer


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